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                                                                      EXHIBIT 21

                       List of MedPartners Subsidiaries



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Company Name                                                                        Incorporation
                                                                                    State/Country
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
Acute Care Medical Management, Inc.                                                     Ohio
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ADS Health Management, Inc.                                                          California
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Bay Area Practice Management Group, Inc.                                             California
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BGS Healthcare, Inc.                                                                   Florida
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Caremark Holdings N.V.                                                             The Netherlands
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Caremark International Holdings Inc.                                                  Delaware
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Caremark International Inc.                                                           Delaware
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Caremark Limited (New Zealand)                                                       New Zealand
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Caremark Physician Services of Texas Inc.                                             Delaware
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Caremark Pty. Ltd.                                                                    Australia
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Caremark Resources Corporation                                                        Delaware
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Caremark Inc.                                                                        California
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CHS Management, Inc.                                                                  Delaware
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Friendly Hills Healthcare Network Inc.                                                Delaware
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Georgia MedPartners Management, Inc.                                                   Georgia
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Health Services of Pembroke Lakes, Inc.                                                Florida
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HealthWays, Inc.                                                                      Illinois
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Home Health Agency of Greater Miami, Inc.                                              Florida
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MedPartners Administrative Services, Inc.                                              Florida
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MedPartners Managed Care Contracting Services of Century Village, Inc.                 Florida
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MedPartners Managed Care of South Broward, Inc.                                        Florida
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MedPartners Managed Care, Inc.                                                         Florida
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MedPartners Medical Management of Ohio, Inc.                                           Florida
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MedPartners Medical Management, Inc.                                                  Delaware
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LFMG, Inc.                                                                           California
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MedGP, Inc.                                                                           Delaware
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MedPartners Acquisition Corporation                                                   Delaware
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Company Name                                                                        Incorporation
                                                                                    State/Country
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
MedPartners Aviation, Inc.                                                            Delaware
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MedPartners East, Inc.                                                                Delaware
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MedPartners Integrated Network-Chandler, Inc.                                          Arizona
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MedPartners Medical Management, Inc.                                                   Florida
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MedPartners Physician Services Inc.                                                   Delaware
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MedPartners Professional Management Corporation                                      Connecticut
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MedPartners Provider Network, Inc.                                                   California
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MedPartners-Texas, Inc.                                                                 Texas
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MedPartners/Talbert Medical Management Corporation                                    Delaware
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MP Indemnity, Ltd.                                                                     Bermuda
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MP Receivables Company                                                                Delaware
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North Suburban Clinic Ltd.                                                            Illinois
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Pacific Indemnity, Ltd.                                                        British Virgin Islands
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Pacific Medical Group, Inc.                                                            Oregon
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Pacific Physician Services Arizona, Inc.                                              Delaware
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Pacific Physician Services Nevada, Inc.                                               Delaware
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Pacific Physician Services, Inc.                                                      Delaware
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Physicians' Hospital Management Corporation                                           Delaware
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PPS East, Inc.                                                                        Delaware
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PPS Indemnity, Inc.                                                                    Hawaii
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PPS North Carolina Medical Management, Inc.                                        North Carolina
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PPS Riverside Division Acquisition and Management Corp. I                             Delaware
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PPS Valley Management, Inc.                                                          California
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Prescription Health Services Inc.                                                    California
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Reliant Healthcare Systems, Inc.                                                     California
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Sachs, Morris & Sklaver, Inc.                                                          Florida
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Strategic Healthcare Management, Inc.                                                California
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Talbert Health Services Corporation                                                   Delaware
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Talbert Medical Management Corporation                                                Delaware
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                 List of MedPartners Non-Corporate Subsidiaries

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Company Name                                                                        Incorporation
                                                                                    State/Country
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
5000 Airport Plaza, L.P.                                                             California
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Cerritos Investment Group                                                            California
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Cerritos Investment Group II, A California Limited Partnership                       California
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Family Medical Center                                                                  Oregon
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KS-PSI of Texas, L.P.                                                                 Delaware
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MedOhio, L.P.                                                                         Delaware
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MedPartners Administration, L.P.                                                      Delaware
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MedPartners Physician Management, L.P.                                                Delaware
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MedPartners Physicians Services of Illinois, L.L.C.                                   Illinois
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MedTen, L.P.                                                                          Delaware
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MedTex, L.P.                                                                          Delaware
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MPI/Memorial IPA, LLC                                                                California
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PPS Medical Management and Consulting, L.L.C.                                         Delaware
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Sierra Meadows Associates, Ltd.                                                        Nevada
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